UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014

First Reliance Bancshares, Inc.

(Exact Name of Registrant As Specified in Its Charter)

   South Carolina

(State or Other Jurisdiction of Incorporation)

000-49757	80-0030931
(Commission File Number)	(I.R.S. Employer Identification No.)

2170 West Palmetto Street, Florence, South Carolina	29501
(Address of Principal Executive Offices)	(Zip Code)

   (843) 656-5000

(Registrant's Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.	Other Events.

First Reliance Bancshares, Inc. (the “Company”) has determined that it is eligible to begin the process de-registering the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because there are fewer than 1,200 holders of record of that class of stock. The Company’s management and Board of Directors has opted to pursue such de-registration after careful consideration and review of the cumulative costs and pros and cons of being a reporting company under the Exchange Act. The Company believes that currently the incremental cost of compliance with the periodic reporting and other requirements of the Exchange Act do not provide a discernible benefit to the Company and its stakeholders. In addition to the significant yearly cost savings, de-registering the Company’s common stock also is expected to enable senior management to focus more on the day-to-day operations of the Company, as opposed to the considerable time necessary to manage compliance with Exchange Act reporting requirements.

After the de-registration is effective, the Company will no longer file quarterly and annual reports, proxy statements and current reports with the Securities and Exchange Commission (the “SEC”). The Company expects to periodically disseminate to the public information as to its financial position and financial performance. The Company will continue to provide annual reports in accordance with generally accepted accounting principles and proxy statements to shareholders, and its subsidiary, First Reliance Bank, will continue to file Call Reports with the Federal Deposit Insurance Corporation. The Company currently expects to complete the de-registration process during the fourth quarter of 2014. The Company has filed a Form 15, Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 12 and 15(d) of the Securities Exchange Act of 1934, and anticipates that its obligation to file periodic and other reports under the Exchange Act will be suspended 90 days after the filing of the Form 15.

Forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “to,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements are based on information currently available to the Company, and the Company assumes no obligation to update these statements as circumstances change. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including changes in general economic and financial market conditions, unforeseen problems, and the Company's ability to execute its business plans. The actual results of future events could differ materially from those stated in any forward-looking statements herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

	By:	/s/ Jeffrey A. Paolucci
	Name:	Jeffrey A. Paolucci
	Title:	Executive Vice President and
Chief Financial Officer

Dated: August 14, 2014

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